                                                                   EXHIBIT 10.24

--------------------------------------------------------------------------------
FORM CO-451        U.S. DEPARTMENT OF COMMERCE     [_] GRANT   [X] COOPERATIVE
(REV. 10-93)                                                       AGREEMENT
DAO 203-26                                         -----------------------------
                                                   ACCOUNTING CODE
    AMENDMENT TO FINANCIAL ASSISTANCE AWARD             ** SEE BELOW
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RECIPIENT NAME                                     AWARD NUMBER
 Scientific Measurement Systems, Inc.                   70NANB5H1148
                                                   -----------------------------
-------------------------------------------------- AMENDMENT NUMBER
STREET ADDRESS                                          03
 2209 Donley Drive                                 -----------------------------
                                                   EFFECTIVE DATE
--------------------------------------------------  September 1, 1997
CITY, STATE, ZIP  CODE                             -----------------------------
 Austin, TX  78758                                 EXTEND WORK COMPLETION TO
                                                     N/A
--------------------------------------------------------------------------------
DEPARTMENT OF COMMERCE OPERATING UNIT

 NATIONAL INSTITUTE OF STANDARDS AND TECHNOLOGY GRANTS OFFICE BUILDING 301, ROOM B129, GAITHERSBURG, MARYLAND 20899-0001.
--------------------------------------------------------------------------------
                                  PREVIOUS                             TOTAL
COSTS ARE REVISED AS FOLLOWS:  ESTIMATED COSTS   ADD    DEDUCT    ESTIMATED COST
--------------------------------------------------------------------------------
FEDERAL SHARE OF COST          $ 3,753,156.00    $ 0      $ 0     $ 3,753,156.00
--------------------------------------------------------------------------------
RECIPIENT SHARE OF COST        $ 3,906,346.00    $ 0      $ 0     $ 3,906,346.00
--------------------------------------------------------------------------------
TOTAL ESTIMATED COST           $ 7,659,502.00    $ 0      $ 0     $ 7,659,502.00
--------------------------------------------------------------------------------

REASON(S) FOR AMENDMENT

PROJECT TITLE:  Fast, Volumetric X-Ray Scanner for Three Dimensional
                Characterization of Critical Objects

This cooperative agreement is being amended to (1) obligate and authorize expenditure of funding for the THIRD and FINAL year (09/01/97 - 08/31/98); (2) allow the carryover of unexpended funds from the second year to the third year; and (3) indicate on the attached, those terms and conditions affected by the additional funds, carryover, and any administrative or statutory requirements.

--------------------------------------------------------------------------------
This Amendment approved by the Grants Officer is issued in triplicate and constitutes an obligation of Federal funding. By signing the three documents, the Recipient agrees to comply with the Amendment provisions checked below and attached, as well as previous provisions incorporated into the Award. Upon acceptance by the Recipient, two signed Amendment documents shall be returned to the Grants Officer and the third document shall be retained by the Recipient. If not signed and returned by the Recipient within 15 days of receipt, the Grants Officer may declare this Amendment null and void.

[x]   Special Award Conditions

[x]   Line Item Budget

[ ]   Other(s):_________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
**ACCOUNTING CODE: cc: 7/4745329 Ob. CL. 4110 Req. No. 475-5178 $1,252,076
  475/T.
--------------------------------------------------------------------------------
Lettieri  B-AE93-Y-H-F-N-A-48-05000  EIN:  74-2048763
--------------------------------------------------------------------------------
SIGNATURE OF DEPARTMENT OF COMMERCE
    GRANTS OFFICER                                TITLE                DATE

Shamim A. Shaikh  /s/ SHAMIM A. SHAIKH         Grants Officer         9/12/97
--------------------------------------------------------------------------------
TYPED NAME AND SIGNATURE OF AUTHORIZED
    RECIPIENT OFFICIAL                            TITLE                DATE

Forrest Hopkins  /s/ FORREST HOPKINS           Vice President         9/23/97
--------------------------------------------------------------------------------

ELECTRONIC FORM                                                       ORIGINAL

                           SPECIAL AWARD CONDITIONS
                  ADVANCED TECHNOLOGY PROGRAM - JOINT VENTURE
                     SCIENTIFIC MEASUREMENT SYSTEMS, INC.
                    COOPERATIVE AGREEMENT NO. 70NANB5H1148
                                AMENDMENT NO. 3


CHANGES/MODIFICATIONS TO SPECIAL TERMS      CHANGES/MODIFICATIONS TO GENERAL
AND CONDITIONS:                             TERMS AND CONDITIONS, ADVANCED
                                            TECHNOLOGY PROGRAM - JOINT VENTURE
3.  GRANTS OFFICER                          APPLICANT (7/95) NO. 26, AUDITS:

            Shamim Shaikh                   26.  AUDITS
    National Institute of Standards
           and Technology                   The Recipient shall provide
         Bldg. 301, Room B129               sufficient funds in the project
        Gaithersburg, MD 20899-0001         budget to have a project audit
    (301) 975-6621; fax: (301) 840-5976     performed.  The cost of the audit
                                            may be charged as a direct cost
                                            provided that costs of audits are
4.  GRANTS SPECIALIST                       not included in the Recipient's
                                            indirect cost rate.
           Timothy M. Lynch
    National Institute of Standards         a.  For 2, 3, and 4 year awards, an
           and Technology                   audit is required within ninety (90)
         Bldg. 301, Room B150               days after the first year and at the
        Gaithersburg, MD 20899-0001         end of the project.
    (301) 975-6621; fax: (301) 840-5976
 Internet address: Timothy.Lynch@nist.gov   b.  For 5 year awards, an audit is
                                            required within ninety (90) days
                                            after the first year, within ninety
6.  FUNDING LIMITATIONS                     (90) days after the third year, and
                                            at the end of the project.
The scope of work and budget incorporated
into this award covers a three (3) year     ALL PRIOR TERMS AND CONDITIONS
                         --------------     REMAIN THE SAME AND IN EFFECT.
period (referred to as the "project
period") for a total amount of $3,753,156.00
                               -------------
in Federal funds.  However, Federal funding
available at this time is limited to
$1,252,076.00 for the third and final year
-------------         -----
period (referred to as the "budget period"),
plus the carryover of unexpended funds from
the second year to the third year period.
    ------             -----
The Recipient may not obligate, incur any expenditures, nor engage in any commitments which involve any amount in excess of the Federal amount presently available. Should such an excess obligation, expenditures, or commitments occur, no legal liability will exist or result on the part of the Federal
Government for payment of funds.

8.  COST SHARE

The cumulative year 1, 2, and 3 cost sharing ratio applicable to this award is the Recipient's contribution of 51.00%
($3,906,346.00) and NIST's contribution of
49.00% ($3,753,156.00).  The Recipient must
meet or exceed the cost share ratio on a quarterly financial reporting basis.

11.  BUREAU OF EXPORT ADMINISTRATION (BXA)
CLEARANCE

The Bureau of Export Administration (BXA) shall conduct a review for any relevant information about the Recipient. The BXA review is expected to be completed by September 30, 1997. The Technology
Administration reserves the right to
take appropriate corrective action in the event that significant adverse information about the Recipient is reported to the Grants
Officer by BXA.


SPECIAL AWARD CONDITIONS/ATP-JV/9-97

--------------------------------------------------------------------------------------------------------------------------------
              MULTI-YEAR ESTIMATED BUDGET - JOINT VENTURE                                                             YEAR 3
--------------------------------------------------------------------------------------------------------------------------------
SPECIFY NAME OF PARTICIPANT                PARTICIPANT    PARTICIPANT    PARTICIPANT  PARTICIPANT       PARTICIPANT    TOTAL
                                               SMS           EG&G            GM         GE-CRD             GE-AE
--------------------------------------------------------------------------------------------------------------------------------
1. OBJECT CLASS CATEGORY
---------------------------------------
A. TECHNICAL PERSONNEL SALARIES/WAGES     $   346,549    $    29,825    $    60,000   $   131,498       $   444,039  $ 1,011,911
--------------------------------------------------------------------------------------------------------------------------------
B. TECHNICAL PERSONNEL FRINGE BENEFITS        245,786         50,685         10,000        52,599                 0      359,070
--------------------------------------------------------------------------------------------------------------------------------
C. ADMINISTRATIVE SUPPORT SALARIES/WAGES
--------------------------------------------------------------------------------------------------------------------------------
D. ADMINISTRATIVE SUPPORT FRINGE BENEFITS
--------------------------------------------------------------------------------------------------------------------------------
E. TRAVEL                                      33,075         10,056         20,000        12,262                 0       75,393
--------------------------------------------------------------------------------------------------------------------------------
F. EQUIPMENT
--------------------------------------------------------------------------------------------------------------------------------
G. MATERIALS/SUPPLIES                         238,700              0         60,000        26,391                 0      325,091
--------------------------------------------------------------------------------------------------------------------------------
H. SUBCONTRACTS
--------------------------------------------------------------------------------------------------------------------------------
L. OTHER
--------------------------------------------------------------------------------------------------------------------------------
J. TOTAL DIRECT COSTS (LINE A THRU I)         864,110         90,566        150,000       222,750           444,039    1,771,465
--------------------------------------------------------------------------------------------------------------------------------
K. TOTAL INDIRECT COSTS                       447,150              0              0       336,645                 0      783,795
--------------------------------------------------------------------------------------------------------------------------------
L. TOTAL COSTS (LINES J AND K)            $ 1,311,260    $    90,566    $   150,000   $   559,395       $   444,039  $ 2,555,260
--------------------------------------------------------------------------------------------------------------------------------
M. NON-ATP FUNDS                          $   672,740    $    46,189    $    76,500   $   285,292       $   222,463  $ 1,303,184
--------------------------------------------------------------------------------------------------------------------------------
N. ATP FUNDS REQUESTED                    $   638,520    $    44,377    $    73,500   $   274,103       $   221,576  $ 1,252,076

=================================================================================================================================
2. SOURCES OF FUNDS
---------------------------------------
A. ATP (SAME AS LINE N)                   $   638,520    $    44,377    $    73,500   $   274,103       $   221,576  $ 1,252,076
--------------------------------------------------------------------------------------------------------------------------------
B. SMS                                        672,740                                     285,292                        958,032
--------------------------------------------------------------------------------------------------------------------------------
C. EG&G                                                       46,189                                                      46,189
--------------------------------------------------------------------------------------------------------------------------------
D. GM                                                                        76,500                                       76,500
--------------------------------------------------------------------------------------------------------------------------------
E. GE - CRD
--------------------------------------------------------------------------------------------------------------------------------
F. GE - AE                                                                                                  222,463      222,463
--------------------------------------------------------------------------------------------------------------------------------
G. TOTAL SOURCES OF FUNDS
          (SAME AS LINE L)                $ 1,311,260    $    90,566    $   150,000   $   559,395       $   444,039  $ 2,555,260

=================================================================================================================================
3. TASKS
---------------------------------------
A. TASK 1                                 $   248,112    $     9,213    $         0   $    32,173       $    35,000  $   324,498
--------------------------------------------------------------------------------------------------------------------------------
B. TASK 2                                      75,052         81,354              0       272,728            61,000      490,134
--------------------------------------------------------------------------------------------------------------------------------
C. TASK 3                                     100,002              0              0             0            70,000      170,002
--------------------------------------------------------------------------------------------------------------------------------
D. TASK 4                                     284,011              0              0       193,133            25,000      502,011
--------------------------------------------------------------------------------------------------------------------------------
E. TASK 5                                      50,248              0              0             0            20,000       70,248
--------------------------------------------------------------------------------------------------------------------------------
F. TASK 6                                     373,969              0        150,000        57,423           200,000      781,392
   TASK 7                                     179,867              0              0         3,938            33,039      216,844
--------------------------------------------------------------------------------------------------------------------------------
G. TOTAL COSTS OF ALL TASKS
          (SAME AS LINE L)                $ 1,311,260    $    90,566    $   150,000   $   559,395       $   444,039  $ 2,555,260
================================================================================================================================
